UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

The India Fund, Inc. (IFN)

Semi-annual Report
June 30, 2017

The Palace of Mysore is one of many destinations that has boosted tourism in India, an industry that has created jobs and contributed to improving infrastructure.

Aberdeen
Simply asset management.

The India Fund, Inc. (IFN)

Semi-annual Report

June 30, 2017

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2017. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

NAV Total Return Performance

For the six-month period ended June 30, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 24.2%, assuming reinvestment of dividends and distributions, versus a return of 20.5% for the Fund’s benchmark, the MSCI India Index1. The Fund’s total return for the six-month period ended June 30, 2017 is based on the reported NAV on each financial reporting period end.

Share Price, Total Return Performance & Discount

For the six-month period ended June 30, 2017, based on market price, the Fund’s total return was 26.0%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 26.0% over the six-month period from $21.39 on December 31, 2016 to $26.96 on June 30, 2017. The Fund’s share price on June 30, 2017 represented a discount of 10.4% to the NAV per share of $30.10 on that date, compared with a discount of 11.8% to the NAV per share of $24.24 on December 31, 2016.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board approved a renewal of its targeted discount policy for an additional two-year period commencing on April 4, 2016, and agreed to review the targeted volume-weighted average discount after the two-year period. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may, but is not obligated to, consider other actions to address the discount. During the six-month period ended June 30, 2017, the Fund repurchased 53,800 shares at a weighted average discount to NAV of 12.0%. During the fiscal year ended December 31, 2016, the Fund repurchased 789,662 shares at a weighted average discount to NAV of 12.7%.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment adviser and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment adviser and administrator are each an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment advisory and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund did not change as a result of the Merger.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 78 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com

The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us

•	Visit: cef.aberdeen-asset.us;
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email: InvestorRelations@aberdeen-asset.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

The India Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Indian equities rose during the six-month reporting period ended June 30, 2017, buoyed by ongoing optimism about Prime Minister Narendra Modi’s state election wins, the receding short-term pain from demonetization1 and prospects of a better monsoon season. Markets fell towards the end of the period, ahead of the implementation of the goods and services tax (GST) on July 1, 2017.

The Indian government’s 2017 budget stuck broadly to fiscal targets and did not revive a suspended long-term capital gains tax proposal that earlier caused jitters among foreign investors. The budget added support for key sectors, such as agriculture, and tax breaks, particularly for rural consumers and small-to-medium enterprises, in an effort to cushion the short-term effects of demonetization. The Reserve Bank of India kept interest rates unchanged and moved from an easing bias to a neutral stance, as the central bank expects economic growth to accelerate in 2018.

The long-awaited GST was rolled out on July 1, after rates were finalized for the vast majority of products. The system includes an anti-profiteering clause to act as a check against unfair pricing. While the effects of the GST rollout are still evolving, the GST is generally viewed as a long-term positive for the country. However, we do expect implementation hiccups and disruptions over the next few quarters. Encouragingly, in our view, the government is making a concerted effort to clarify the issues surrounding the GST roll-out, including establishing helplines to answer queries, and placing full-page advertisements providing ample information in major newspapers. The government also made allowances for companies to file their tax returns up to two months late in an effort to ease the transition.

Fund performance review

The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) India Index2, on a net asset value basis for the six-month period ended June 30, 2017 with the Fund returning 24.2% and the benchmark returning 20.5%. Both stock selection and asset allocation had a positive impact on Fund performance for the period.

Within the healthcare sector, the Fund’s holding in Piramal Enterprises was the top contributor to relative performance. All three of Piramal Enterprises’ distinct operations across finance, healthcare and data analytics performed well over the reporting period. The company’s share price rose on the back of an improving outlook for its financing business, especially in light of the company’s willingness to raise more capital in a bid to support growth. This more than offset the negative impact of the Fund’s overweight allocation to the healthcare sector relative to the benchmark, as healthcare was the weakest market performer in the first half of 2017. The Fund’s holdings in U.S. generic drug-makers, including Sun Pharmaceutical, Sanofi India and GSK India, were hampered by declining drug prices as well as increased regulatory scrutiny from the U.S. Food and Drug Administration, which has stepped up its oversight on foreign manufacturing sites.

On the positive side, the Fund’s overweight allocation to materials relative to the benchmark enhanced performance for the reporting period, as the materials sector rebounded when it became apparent that demonetization’s effects were abating. Notably, the share price of cement-maker Grasim Industries rose on expectations of its restructuring. The Fund’s holdings in the financials sector also performed well, with retail-focused HDFC Bank and Kotak Mahindra Bank continuing to deliver double-digit loan growth in the quarter ended March 31, 2017, while maintaining profitability and asset quality. Conversely, the Fund’s lack of exposure to other financial stocks such as Indiabulls Housing Finance and Bajaj Finance detracted from Fund performance as the sector rallied over the period.

Consumer staples was, by far, the strongest-performing sector within the benchmark MSCI India Index during the reporting period. Consequently, the Fund’s overweight exposure to the sector was a key contributor to Fund performance. Fund holding Godrej Consumer Products increased its market share and improved its margins, as the disruptive effects of last year’s demonetization exercise faded and spending recovered. Consumer discretionary stocks also rebounded during the reporting period, though they lagged the performance of consumer staples stocks. Nonetheless, the Fund’s lack of exposure to Maruti Suzuki weighed on Fund performance, as the company benefitted from the recovery in the consumer-related sectors. The Fund’s underweight allocation to the energy sector, particularly benchmark index heavyweight Reliance Industries, also detracted from Fund performance.

[1]	Demonetization comprises the act of stripping a currency unit of its status as legal tender.
[2]

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit aberdeen-asset.us.

The India Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

We hold absolute return to be of the utmost importance over the long term and are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization or index membership. Therefore, indices do not serve as a starting point for portfolio construction, and we are comfortable taking positions that differ from those of the benchmark.

Outlook

Overarching transformation inherently requires sweat and fortitude, but the payoffs can be enriching. The GST has been a long time coming, and despite a potentially rough transition, it will push India down the road to progress, in our opinion. We continue to find what we believe are good opportunities for investing in India, where the economic growth rate remains one of the most rapid in the world. We believe that the market offers a wide variety of high-quality companies, many of which have proven track records for navigating sometimes-muddy waters, demonstrating their ability to exploit opportunities for solid returns. Even if a sustained recovery in corporate earnings is still some way off, we remain watchful for businesses that we believe have nimble management teams that can tap into India’s potential for long-term development.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the six-month and average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of June 30, 2017.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	24.2%	15.8%	10.3%	13.4%	5.7%
Market Value	26.0%	19.4%	9.8%	13.9%	6.0%
MSCI India Index	20.5%	17.5%	4.3%	9.0%	3.1%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The annualized net expense ratio for the six-month period ended June 30, 2017 was 1.28%.

The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of June 30, 2017. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of June 30, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Sectors	As a Percentage of Net Assets
Financials	19.7%
Consumer Staples	17.9%
Information Technology	16.6%
Materials	16.2%
Health Care	12.4%
Consumer Discretionary	7.6%
Industrials	5.8%
Telecommunication Services	2.1%
Energy	0.9%
Short-Term Investment	0.2%
Other Assets in Excess of Liabilities	0.6%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2017:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	9.6%
Tata Consultancy Services Ltd.	7.2%
Infosys Ltd.	5.9%
ITC Ltd.	5.5%
Piramal Enterprises Ltd.	5.2%
Kotak Mahindra Bank Ltd.	4.8%
UltraTech Cement Ltd.	4.2%
Godrej Consumer Products Ltd.	4.0%
Hero MotoCorp Ltd.	3.9%
Hindustan Unilever Ltd.	3.8%

The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)

LONG-TERM INVESTMENTS—99.2%
COMMON STOCKS—99.2%
INDIA—97.7%
499,224	ABB India Ltd. (a)	Electrical Equipment—1.3%	$11,203,515
369,000	ACC Ltd. (a)	Construction Materials—1.0%	8,954,800
2,500,000	Aegis Logistics Ltd. (a)	Oil, Gas & Consumable Fuels—0.9%	7,304,856
7,551,000	Ambuja Cements Ltd. (a)	Construction Materials—3.4%	28,724,882
1,823,880	Asian Paints Ltd. (a)	Chemicals—3.6%	31,142,775
1,129,000	Bharti Airtel Ltd. (a)	Wireless Telecommunication Services—0.7%	6,653,794
2,000,161	Bharti Infratel Ltd. (a)	Diversified Telecommunication Services—1.4%	11,569,446
86,500	Bosch Ltd. (a)	Auto Components—3.7%	31,270,579
1,300,000	Castrol (India) Ltd. (a)	Chemicals—1.0%	8,129,895
1,722,500	Container Corp. of India Ltd. (a)	Road & Rail—3.6%	30,540,411
240,430	Cummins India Ltd. (a)	Machinery—0.4%	3,432,868
478,000	Emami Ltd. (a)	Personal Products—1.0%	7,942,865
194,107	GlaxoSmithKline Pharmaceuticals Ltd. (a)	Pharmaceuticals—0.9%	7,543,031
2,286,578	Godrej Consumer Products Ltd. (a)	Personal Products—4.0%	34,284,499
1,325,230	Grasim Industries Ltd. (a)	Construction Materials—3.0%	25,483,526
1,105,000	HDFC Bank Ltd. (a)	Banks—3.3%	28,274,578
588,000	Hero MotoCorp Ltd. (a)	Automobiles—3.9%	33,499,884
1,938,000	Hindustan Unilever Ltd. (a)	Household Products—3.8%	32,370,517
3,286,000	Housing Development Finance Corp. Ltd. (a)	Thrifts & Mortgage Finance—9.6%	81,909,590
3,872,000	ICICI Bank Ltd. (a)	Banks—2.0%	17,421,348
3,491,000	Infosys Ltd. (a)	Information Technology Services—5.9%	50,469,243
9,410,000	ITC Ltd. (a)	Tobacco—5.5%	46,978,361
1,322,470	Jyothy Laboratories Ltd. (a)	Household Products—0.8%	7,274,584
2,755,000	Kotak Mahindra Bank Ltd. (a)	Banks—4.8%	40,803,509
737,000	Lupin Ltd. (a)	Pharmaceuticals—1.4%	12,063,957
1,884,578	Mphasis Ltd. (a)	Information Technology Services—2.0%	17,438,067
232,300	Nestle India Ltd. (a)	Food Products—2.8%	24,250,427
1,026,264	Piramal Enterprises Ltd. (a)(b)	Pharmaceuticals—5.2%	44,269,408
207,970	Sanofi India Ltd.	Pharmaceuticals—1.5%	13,230,286
3,347,391	Sun Pharmaceutical Industries Ltd. (a)	Pharmaceuticals—3.4%	28,772,657
1,679,683	Tata Consultancy Services Ltd. (a)	Information Technology Services—7.2%	61,316,974
322,758	Thermax Ltd. (a)	Machinery—0.5%	4,643,028
587,000	UltraTech Cement Ltd. (a)	Construction Materials—4.2%	35,898,070
UNITED STATES—1.5%
195,000	Cognizant Technology Solutions Corp., Class A	Information Technology Services—1.5%	12,948,000
	Total Common Stocks		848,014,230
	Total Long-Term Investments—99.2% (cost $402,181,179)		848,014,230

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2017

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.2%
UNITED STATES—0.2%
1,852,134	State Street Institutional U.S. Government Money Market Fund(c)	$1,852,134
	Total Short-Term Investment—0.2% (cost $1,852,134)	1,852,134
	Total Investments—99.4% (cost $404,033,313) (d)	849,866,364

	Other Assets in Excess of Liabilities—0.6%	4,964,490
	Net Assets—100.0%	$854,830,854

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2017

Assets
Investments, at value (cost $402,181,179)	$848,014,230
Short-term investments, at value (cost $1,852,134)	1,852,134
Foreign currency, at value (cost $11,005,218)	10,959,151
Interest and dividends receivable	1,709,929
Prepaid expenses	39,914
Total assets	862,575,358

Liabilities
Deferred foreign capital gains tax	6,728,847
Investment management fees payable (Note 3)	722,273
Administration fees payable (Note 3)	56,896
Director fees payable	52,199
Investor relations fees payable (Note 3)	44,373
Other accrued expenses	139,916
Total liabilities	7,744,504

Net Assets	$854,830,854

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$28,404
Paid-in capital in excess of par	366,615,528
Distributions in excess of net investment income	(5,631,121)
Accumulated net realized gain from investments and foreign currency transactions	54,764,402
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	439,053,641
Net Assets	$854,830,854
Net asset value per share based on 28,403,610 shares issued and outstanding	$30.10

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $0)	$5,800,994
Total Investment Income	5,800,994

Expenses
Investment management fee (Note 3)	4,023,242
Administration fee (Note 3)	324,218
Directors’ fees and expenses	206,849
Custodian’s fees and expenses	164,198
Legal fees and expenses	78,499
Investor relations fees and expenses (Note 3)	62,217
Insurance expense	60,262
Reports to shareholders and proxy solicitation	52,926
Independent auditors’ fees and expenses	44,200
Transfer agent’s fees and expenses	11,358
Net expenses	5,027,969

Net Investment Income	773,025

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	45,594,132
Foreign currency transactions	583,205
46,177,337

Net change in unrealized appreciation/(depreciation) on:
Investments (including $5,342,006 change in deferred capital gains tax) (Note 2f)	119,419,355
Foreign currency translation	(49,817)
119,369,538
Net realized and unrealized gain from investments and foreign currency transactions	165,546,875
Net Increase in Net Assets Resulting from Operations	$166,319,900

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2017 (unaudited)	For the Year Ended December 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income/(loss)	$773,025	$(51,807)
Net realized gain from investment and foreign currency related transactions	46,177,337	50,904,443
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	119,369,538	(53,483,898)
Net increase/(decrease) in net assets resulting from operations	166,319,900	(2,631,262)

Distributions to Shareholders from:
Net investment income	—	(1,062,403)
Net realized gains	—	(47,561,090)
Net decrease in net assets from distributions	—	(48,623,493)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (53,800 and 789,662, respectively) (Note 6)	(1,225,301)	(18,073,096)
Change in net assets from capital transactions	(1,225,301)	(18,073,096)
Change in net assets resulting from operations	165,094,599	(69,327,851)

Net Assets:
Beginning of period	689,736,255	759,064,106
End of period (including distributions in excess of net investment income of ($5,631,121) and ($6,404,146), respectively)	$854,830,854	$689,736,255

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended June 30, 2017 (unaudited)		For the Fiscal Years Ended December 31,
			2016	2015		2014	2013	2012
Per Share Operating Performance(a):
Net asset value, beginning of period	$24.24		$25.95	$28.63		$22.92	$23.79	$21.57
Net investment income	0.03		–	0.01	(b)	0.08	0.10	0.11
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	5.82		(0.09)	(0.91)		7.40	0.05	4.44
Total from investment operations	5.85		(0.09)	(0.90)		7.48	0.15	4.55
Dividends and distributions to shareholders from:
Net investment income	–		(0.04)	(0.16)		(0.12)	(0.08)	(0.15)
Net realized gains	–		(1.67)	(1.66)		(1.74)	(0.87)	(2.22)
Total dividends and distributions to shareholders	–		(1.71)	(1.82)		(1.86)	(0.95)	(2.37)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	–		–	(0.21)	–
Impact due to shares tendered or repurchased (Notes 5 and 6)	–		–	–		0.08	0.04	0.04
Impact due to open market repurchase policy (Note 6)	0.01		0.09	0.04		0.01	0.10	–
Total capital share transactions	0.01		0.09	0.04		0.09	(0.07)	0.04
Net asset value, end of period	$30.10		$24.24	$25.95		$28.63	$22.92	$23.79
Market value, end of period	$26.96		$21.39	$22.74		$25.81	$20.00	$20.91

Total Investment Return Based on(c):
Market value	26.04%		1.20%	(4.42%	)	37.83%	0.16%	21.70%
Net asset value	24.17%		0.50%	(1.67%	)(d)	33.41% (d)	0.89%	22.22%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$854,831		$689,736	$759,064		$847,554	$800,673	$877,076
Average net assets (000 omitted)	$790,352		$770,618	$862,993		$837,505	$874,054	$940,120
Net expenses, after reimbursement and waiver(e)	1.28%	(f)	1.33%	1.32%		1.47%	1.17%	1.16%
Net expenses, prior to reimbursement and waiver(e)	1.28%	(f)	1.33%	1.32%		1.74%	1.43%	1.41%
Net investment income/(loss)	0.20%	(f)	(0.01% )	0.05%	(b)	0.29%	0.41%	0.49%
Portfolio turnover	4.94%		12.25%	5.74%		3.28%	3.32%	36.36%

(a)	Based on average shares outstanding.
(b)	Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and (0.04%), respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(e)	Prior to 2016, ratio inclusive of foreign tax expense paid to Mauritius on the Fund’s taxable income. The Fund exited its Mauritius structure in 2015.
(f)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2017

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, as amended, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Information Technology Services	$12,948,000	$129,224,284	$–	$142,172,284
Pharmaceuticals	13,230,286	92,649,053	–	105,879,339
Other	–	599,962,607	–	599,962,607
Short-Term Investment	1,852,134	–	–	1,852,134
Total	$28,030,420	$821,835,944	$–	$849,866,364

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2017.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended June 30, 2017, the security issued by GlaxoSmithKline Pharmaceuticals Ltd. transferred from Level 1 to Level 2 at the value of $7,543,031 because a valuation factor was applied at June 30, 2017. For the six-month period ended June 30, 2017, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

g. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. During the six-month period ended June 30, 2017, the Fund did not hold any repurchase agreements.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2017, AAMAL earned a gross management fee of $4,023,242.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended June 30, 2017, the Fund paid a total of $313,542 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provided certain administrative services relating to the maintenance of the Fund in Mauritius. The Mauritius Administrator received a monthly fee of $1,500 and was reimbursed for certain additional expenses. With the completion of the deregistration of the Fund in Mauritius in April 2017, the Fund no longer requires the services of the Mauritius Administrator.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI) among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2017, the Fund incurred investor relations fees of approximately $35,754. For the six-month period ended June 30, 2017, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. The investor relations fees incurred during the period will not tie to the “Investor relations fees” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2017, were $38,833,269 and $91,474,053, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the six-month period ended June 30, 2017, the Fund repurchased 53,800 shares under its targeted discount policy (See Note 6). As of June 30, 2017, there were 28,403,610 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board approved a renewal of its targeted discount policy for an additional two-year period commencing on April 4, 2016, and agreed to review the targeted volume-weighted average discount after the two-year period. If a 10% or less volume-weighted average discount is not attained over the two-year period, the Board may potentially consider, although it is not obligated to, other actions that may be effective to address the discount.

Under the open market repurchase policy, the Fund repurchased 53,800 shares for $1,225,301 during the six-month period ended June 30, 2017 and 789,662 shares for $18,073,096 during the fiscal year ended December 31, 2016.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2017

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk.  To the extent the consumer staples sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk.  To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

d. Valuation Risk:

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2017

investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$404,033,313	$457,049,655	$(11,216,604)	$445,833,051

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2017.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on June 21, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
Leslie H. Gelb	18,211,135	4,398,706	255,080
Luis F. Rubio	18,262,025	4,360,078	242,819

Directors whose terms of office continue beyond the Meeting are as follows: Jeswald W. Salacuse, Martin Gilbert, Nisha Kumar, Hugh Young and Nancy Yao Maasbach. J. Marc Hardy resigned as a Director of the Fund effective as of the Annual Meeting of Shareholders. Stephane Henry did not stand for re-election as a Director at the Annual Meeting of Shareholders.

Change in Independent Registered Public Accounting Firm

On August 8, 2017, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm for the Fund. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended December 31, 2016 and December 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through August 8, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through August 8, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On August 8, 2017, upon the recommendation of its Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2017, effective August 8, 2017. During the Fund’s two most recent fiscal years (ended December 31, 2016 and December 31, 2015) and the subsequent interim period through August 8, 2017, neither the Fund, nor anyone on its behalf, consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President-Compliance

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodians

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2017 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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IFN-SEMI-ANNUAL

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	During the period ended June 30, 2017, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2017 through January 31, 2017	10,000	$21.46	10,000	1,327,049
February 1, 2017 through February 28, 2017	32,200	$22.93	32,200	1,294,849
March 1, 2017 through March 31, 2017	11,600	$23.38	11,600	1,283,249
April 1, 2017 through April 30, 2017	None	None	None	1,283,249
May 1, 2017 through May 31, 2017	None	None	None	1,283,249
June 1, 2017 through June 30, 2017	None	None	None	1,283,249
Total	53,800	$22.76	53,800	—

(1)

The open market repurchase policy was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                  The India Fund, Inc.

By (Signature and Title):              /s/ Alan Goodson

                                                     Alan Goodson, Principal Executive Officer

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):              /s/ Alan Goodson

                                                     Alan Goodson, Principal Executive Officer

Date: September 6, 2017

By (Signature and Title):              /s/ Andrea Melia

                                                     Andrea Melia, Principal Financial Officer

Date: September 6, 2017